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[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

FEBRUARY 28, 2003
(UNAUDITED)

- CREDIT SUISSE
  MUNICIPAL BOND FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

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THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR
REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2003; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

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CREDIT SUISSE MUNICIPAL BOND FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
February 28, 2003

                                                                  March 25, 2003

Dear Shareholder:

   We are writing to report on the results of the Credit Suisse Municipal Bond Fund(1) (the "Fund") for the six months ended February 28, 2003.

   At February 28, 2003, the net asset value ("NAV") of the Fund's Common Class shares was $14.73, compared to an NAV of $14.95 at August 31, 2002. Assuming the reinvestment of dividends and distributions totaling $0.69569 per share, the total return of Common Class shares was 3.31%. By comparison, the Lehman Brothers Municipal Bond Index(2) gained 3.36% during the same period.

   At February 28, 2003, the NAV of the Fund's Class A shares(3) was also $14.73, compared to an NAV of $14.95 at August 31, 2002. Assuming the reinvestment of dividends and distributions totaling $0.69451 per share, the total return of Class A shares(3) (without the sales charge of 3.00%) was 3.30%. By comparison, the Lehman Brothers Municipal Bond Index(2) gained 3.36% during the same period.

   The fact that the Fund performed in line with its benchmark indicates the balanced impact of our investment approach on the Fund's relative return. On the positive side:

   - We concentrated new purchases on bonds with maturities of 6-8 years and 11-15 years. Our analysis -- which concluded that these maturities offered historically attractive valuations and strong potential for total return -- proved on target, as these bonds were among the best-performing subcategories of the benchmark in the fiscal half-year.

   - We kept the portfolio's average maturity and average duration slightly shorter than those of the benchmark, which was especially helpful when the market experienced sharp volatility in late 2002.

   - We reduced exposure to New York City general obligation bonds (which form one of the single biggest individual components of leading municipal indices) early in the period because we felt their valuation was too high and thus likely to deteriorate. This scenario played out as we anticipated, and the Fund benefited accordingly.

   - We underweighted (I.E., compared to the benchmark) exposure to so-called "specialty states" like Puerto Rico and California, based on our concerns about the prospects for their credit quality. Each underperformed the benchmark as a whole.

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   - We generally overweighted high-quality securities in the AAA and AA ratings categories, which outperformed.

   - We emphasized the bonds of local municipalities versus those issued by states, since local issuers' creditworthiness was less vulnerable to the sharply declining trend in revenues from taxes collected on the state level (E.G., income tax, sales tax, capital gains tax).

   The least favorable contributions to the Fund's overall return came from two sources. First, we defensively held an underweight position in bonds with the longest maturities (I.E., 15-25 years) due to our anticipation of a rising interest-rate environment; as it turned out, though, long-maturity issues were the period's top performers. Second, we chose to underweight bonds selling at or below face value for the same reason, but they, too, performed relatively well.

   As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management, LLC


Lori A. Cohane                                            Frank J. Biondo
Co-Portfolio Manager                                      Co-Portfolio Manager

   A PORTION OF INCOME MAY BE SUBJECT TO STATE, LOCAL AND CITY TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

                AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003(1)

                                                              SINCE    INCEPTION
                                      1 YEAR     3 YEARS    INCEPTION    DATE
                                      ------     -------    ---------  ---------
Common Class                           7.30%      8.58%       5.64%    10/30/98
Class A Without Sales Charge           7.36%        --        7.39%    11/30/01
Class A With Maximum Sales Charge      4.17%        --        4.79%    11/30/01

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                                              SINCE    INCEPTION
                                      1 YEAR     3 YEARS    INCEPTION    DATE
                                      ------     -------    ---------  ---------
Common Class                           9.33%      7.62%       5.48%    10/30/98
Class A Without Sales Charge           9.39%        --        6.74%    11/30/01
Class A With Maximum Sales Charge      6.13%        --        4.32%    11/30/01

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers, Inc. Investors cannot invest directly in an index.
(3) Total return for Class A Shares for the reporting period, based on offering price (with sales charge of 3.00%) was 0.22%.

CREDIT SUISSE MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
February 28, 2003 (Unaudited)

      PAR                                                           RATINGS+
     (000)                                                        (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                        -------------    --------     -----       ------------
MUNICIPAL BONDS (97.0%)
ALASKA (8.2%)
   $ 1,000  Anchorage, AK, General Obligation, Series B            (AAA , Aaa)     07/01/13     5.500       $  1,131,190
                                                                                                            ------------
TOTAL ALASKA (Cost $1,056,407)                                                                                 1,131,190
                                                                                                            ------------
COLORADO (5.2%)
       595  Colorado Springs, CO, Utility Revenue Bonds            (AAA , Aaa)     11/15/17     5.875            713,119
                                                                                                            ------------
TOTAL COLORADO (Cost $574,398)                                                                                   713,119
                                                                                                            ------------
CONNECTICUT (1.6%)
       200  West Hartford, CT, General Obligation, Series C        (AAA , Aaa)     07/15/09     4.500            220,250
                                                                                                            ------------
TOTAL CONNECTICUT (Cost $217,287)                                                                                220,250
                                                                                                            ------------
FLORIDA (3.1%)
       390  Tallahassee, FL, Electric Revenue Bonds                (AAA , Aaa)     10/01/06     6.100            426,204
                                                                                                            ------------
TOTAL FLORIDA (Cost $392,938)                                                                                    426,204
                                                                                                            ------------
ILLINOIS (11.2%)
     1,000  Chicago, IL, Metro Water Reclamation
             District Greater Chicago, Capital
             Improvement Bonds, General Obligation                 (AA+ , Aaa)     01/01/11     7.000          1,236,910
       300  Illinois Development Finance Authority,
             Adventist Health Systems, Sunbelt
             Obligation, Revenue Bonds                              (A- , A3)      11/15/24     5.650            303,159
                                                                                                            ------------
TOTAL ILLINOIS (Cost $1,398,609)                                                                               1,540,069
                                                                                                            ------------
LOUISIANA (5.5%)
       630  New Orleans, LA, Home Mortgage Authority,
             Special Obligation Bonds                              (NR , Aaa)      01/15/11     6.250            753,423
                                                                                                            ------------
TOTAL LOUISIANA (Cost $621,046)                                                                                  753,423
                                                                                                            ------------
MASSACHUSETTS (0.2%)
        20  Massachusetts State, Water Resources
             Authority, Series A                                   (AA , Aa3)      07/15/19     6.500             25,229
                                                                                                            ------------
TOTAL MASSACHUSETTS (Cost $20,978)                                                                                25,229
                                                                                                            ------------
MINNESOTA (7.2%)
       910  Minnesota Public Facilities Authority,
             Water Pollution, Series A                             (AAA , Aaa)     03/01/16     5.250            991,754
                                                                                                            ------------
TOTAL MINNESOTA (Cost $917,939)                                                                                  991,754
                                                                                                            ------------
NEW JERSEY (3.3%)
       440  New Jersey Health Care Facilities,
             Financing Authority, Trintas Hospital
             Obligation Group, Revenue Bonds                      (BBB- , Baa3)    07/01/04     6.500            456,597
                                                                                                            ------------
TOTAL NEW JERSEY (Cost $447,337)                                                                                 456,597
                                                                                                            ------------

                 See Accompanying Notes to Financial Statements.

      PAR                                                           RATINGS+
     (000)                                                        (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                        -------------    --------     -----       ------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (25.6%)
   $   205  Metropolitan Transportation Authority, NY,
             Commuter Facilities, Revenue Bonds, Series A          (AAA , Baa1)    07/01/06     5.000       $    228,616
       200  Metropolitan Transportation Authority, NY,
             Service Contract Transportation
             Facilities, Revenue Bonds, Series O                   (AAA , A3)      07/01/08     5.750            234,654
       500  Nassau County, NY, General Obligation
             Unlimited, Series F                                  (BBB- , Baa2)    03/01/04     7.000            525,330
       100  New York City, General Obligation
             Unlimited, Series A                                    (A , A2)       08/01/04     6.000            106,118
       800  New York City, General Obligation
             Unlimited, Series G                                    (A , A2)       02/01/08     5.750            886,824
       360  New York State Power Authority, General
             Purpose Revenue Bonds                                 (AAA , Aaa)     01/01/18     7.000            449,842
       225  Port Authority New York & New Jersey,
             Revenue Bonds, Series 114                             (AA- , A1)      08/01/13     5.500            246,789
       580  Suffolk County, NY, Water Authority
             Waterworks, Revenue Bonds, Series V                   (AAA , NR)      06/01/12     6.750            707,432
       120  Triborough Bridge & Tunnel Authority, New York,
             Revenue Bonds, Series A                               (AAA , Aa3)     01/01/08     5.500            137,762
                                                                                                            ------------
TOTAL NEW YORK (Cost $3,171,875)                                                                               3,523,367
                                                                                                            ------------
SOUTH DAKOTA (1.4%)
       155  Heartland Consumers Power District, SD,
             Electric Revenue Bonds                                (AAA , Aaa)     01/01/16     6.375            184,475
                                                                                                            ------------
TOTAL SOUTH DAKOTA (Cost $166,750)                                                                               184,475
                                                                                                            ------------
TEXAS (8.5%)
       325  Harris County Texas                                    (AA+ , Aa1)     10/01/14     5.250            361,962
       415  Hidalgo County, TX, Certificates of Obligation         (AAA , Aaa)     08/15/17     5.500            463,813
       300  University of Texas, Revenue Bonds, Series B           (AAA , Aaa)     08/15/10     5.250            342,102
                                                                                                            ------------
TOTAL TEXAS (Cost $1,153,875)                                                                                  1,167,877
                                                                                                            ------------
UTAH (4.5%)
       600  Utah State Building Ownership Authority
             Lease, Revenue Bonds, Series A                        (AAA , Aa1)     05/15/21     5.000            621,168
                                                                                                            ------------
TOTAL UTAH (Cost $579,427)                                                                                       621,168
                                                                                                            ------------
VIRGINIA (7.3%)
       630  Fairfax County, VA, Redevelopment &
             Housing Authority, Revenue Bonds (Island
             Walk Project)                                         (AAA , NR)      04/01/19     7.100            834,630
       150  Loudoun County, VA, Public Improvement,
             General Obligation, Series B                          (AA+ , Aa1)     01/01/07     5.000            166,880
                                                                                                            ------------
TOTAL VIRGINIA (Cost $836,152)                                                                                 1,001,510
                                                                                                            ------------

                 See Accompanying Notes to Financial Statements.

      PAR                                                           RATINGS+
     (000)                                                        (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                        -------------    --------     -----       ------------
MUNICIPAL BONDS (CONCLUDED)
WASHINGTON (4.2%)
   $   500  King County, WA, General Obligation                    (AA+ , Aa1)     12/01/14     5.500       $    576,630
                                                                                                            ------------
TOTAL WASHINGTON (Cost $559,290)                                                                                 576,630
                                                                                                            ------------
TOTAL MUNICIPAL BONDS (Cost $12,114,308)                                                                      13,332,862
                                                                                                            ------------
SHORT-TERM INVESTMENT (1.8%)
       248  State Street Bank and Trust Co. Euro Time Deposit
             (Cost $248,000)                                                       03/03/03     1.188            248,000
                                                                                                            ------------
TOTAL INVESTMENTS AT VALUE (98.8%) (Cost $12,362,308)                                                         13,580,862
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)                                                                     164,160
                                                                                                            ------------
NET ASSETS (100.0%)                                                                                         $ 13,745,022
                                                                                                            ============

+ Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)

ASSETS
      Investments at value (Cost $12,362,308) (Note 1)                       $  13,580,862
      Cash                                                                             195
      Dividend and interest receivable                                             169,284
      Receivable for fund shares sold                                               20,180
      Receivable from investment adviser (Note 2)                                    8,454
      Prepaid expenses and other assets                                             24,909
                                                                             -------------
        Total Assets                                                            13,803,884
                                                                             -------------
LIABILITIES
      Administrative services fee payable (Note 2)                                   1,740
      Dividend payable                                                               7,799
      Distribution fee payable (Note 2)                                              2,598
      Directors' fee payable                                                         2,208
      Payable for fund shares redeemed                                                 649
      Other accrued expenses payable                                                43,868
                                                                             -------------
        Total Liabilities                                                           58,862
                                                                             -------------
NET ASSETS
      Capital stock, $0.001 par value (Note 5)                                         933
      Paid-in capital                                                           12,508,878
      Accumulated net investment loss                                                   (2)
      Accumulated net realized gain on investments                                  16,659
      Net unrealized appreciation from investments                               1,218,554
                                                                             -------------
        Net Assets                                                           $  13,745,022
                                                                             =============
COMMON SHARES
      Net assets                                                             $  13,200,803
      Shares outstanding                                                           896,338
                                                                             -------------
      Net asset value, offering price, and redemption price per share        $       14.73
                                                                             =============
A SHARES
      Net assets                                                             $     544,219
      Shares outstanding                                                            36,952
                                                                             -------------
      Net asset value and redemption price per share                         $       14.73
                                                                             =============
      Maximum offering price per share (net asset value/(1-3.00%))           $       15.19
                                                                             =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2003 (Unaudited)

INTEREST INCOME (Note 1)                                                     $     319,784
                                                                             -------------
EXPENSES
    Investment advisory fees (Note 2)                                               47,335
    Administrative services fees (Note 2)                                            9,924
    Distribution fees (Note 2)                                                      15,523
    Printing fees (Note 2)                                                          28,049
    Legal fees                                                                      22,892
    Registration fees                                                               21,612
    Transfer agent fees (Note 2)                                                    11,380
    Audit fees                                                                       7,889
    Directors' fees                                                                  6,017
    Insurance expense                                                                1,647
    Custodian fees                                                                   1,346
    Interest expense                                                                   255
    Miscellaneous expense                                                              353
                                                                             -------------
      Total expenses                                                               174,222
    Less: fees waived and expenses reimbursed (Note 2)                            (111,419)
                                                                             -------------
      Net expenses                                                                  62,803
                                                                             -------------
        Net investment income                                                      256,981
                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized gain from investments                                              56,396
    Net change in unrealized appreciation (depreciation) from investments          121,169
                                                                             -------------
    Net realized and unrealized gain from investments                              177,565
                                                                             -------------
    Net increase in net assets resulting from operations                     $     434,546
                                                                             =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX MONTHS
                                                                        ENDED           FOR THE YEAR
                                                                 FEBRUARY 28, 2003          ENDED
                                                                     (UNAUDITED)       AUGUST 31, 2002
                                                                 ------------------    ---------------
FROM OPERATIONS
  Net investment income                                          $          256,981    $       769,678
  Net realized gain from investments                                         56,396            440,911
  Net change in unrealized appreciation (depreciation) from
    investments                                                             121,169           (305,718)
                                                                 ------------------    ---------------
    Net increase in net assets resulting from operations                    434,546            904,871
                                                                 ------------------    ---------------
FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income
    Common Class Shares                                                    (236,628)          (588,148)
    Institutional Class Shares                                              (12,729)          (178,809)
    Class A Shares                                                           (7,650)            (2,697)
  Distributions from net realized gains
    Common Class Shares                                                    (362,774)          (675,184)
    Institutional Class Shares                                                   --           (176,272)
    Class A Shares                                                           (9,667)               (37)
                                                                 ------------------    ---------------
    Net decrease in net assets from dividends and distributions            (629,448)        (1,621,147)
                                                                 ------------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS  (Note 5)
  Proceeds from sale of shares                                            5,552,940          5,343,677
  Reinvestment of dividends and distributions                               518,867          1,290,433
  Net asset value of shares redeemed                                     (6,112,120)       (15,556,179)
                                                                 ------------------    ---------------
    Net decrease in net assets from capital share transactions              (40,313)        (8,922,069)
                                                                 ------------------    ---------------
  Net decrease in net assets                                               (235,215)        (9,638,345)

NET ASSETS
  Beginning of period                                                    13,980,237         23,618,582
                                                                 ------------------    ---------------
  End of period                                                  $       13,745,022    $    13,980,237
                                                                 ==================    ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                       $               (2)   $            24
                                                                 ==================    ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                      FOR THE SIX MONTHS
                                                             ENDED                      FOR THE YEAR ENDED AUGUST 31,
                                                       FEBRUARY 28, 2003       -----------------------------------------------
                                                          (UNAUDITED)            2002          2001        2000       1999(1)
                                                      ------------------       --------      --------    --------     --------
PER SHARE DATA
  Net asset value, beginning of period                $            14.95       $  15.30      $  14.47    $  14.29     $  15.14
                                                      ------------------       --------      --------    --------     --------
INVESTMENT OPERATIONS
  Net investment income                                             0.28(2)        0.55(2)       0.62        0.63         0.54
  Net gain (loss) on investments
    (both realized and unrealized)                                  0.20           0.24          0.83        0.25        (0.66)
                                                      ------------------       --------      --------    --------     --------
      Total from investment operations                              0.48           0.79          1.45        0.88        (0.12)
                                                      ------------------       --------      --------    --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                             (0.28)         (0.59)        (0.62)      (0.68)       (0.52)
  Distributions from net realized gains                            (0.42)         (0.55)           --       (0.02)       (0.21)
                                                      ------------------       --------      --------    --------     --------
      Total dividends and distributions                            (0.70)         (1.14)        (0.62)      (0.70)       (0.73)
                                                      ------------------       --------      --------    --------     --------
NET ASSET VALUE, END OF PERIOD                        $            14.73       $  14.95      $  15.30    $  14.47     $  14.29
                                                      ==================       ========      ========    ========     ========
      Total return(3)                                               3.31%          5.56%        10.24%       6.42%       (0.85)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)            $           13,201       $  9,821      $ 18,672    $    524     $    211
    Ratio of expenses to average net assets(4)                      0.95%(5)       0.95%         0.96%       1.27%        1.26%(5)
    Ratio of net investment income to average
      net assets                                                    3.79%(5)       3.68%         4.06%       4.55%        4.44%(5)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                          1.64%(5)       1.42%         1.10%       0.82%        0.45%(5)
  Portfolio turnover rate                                             15%            79%          139%          5%          26%

(1)  For the period October 30, 1998 (inception date) through August 31, 1999.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

                                                              FOR THE SIX MONTHS
                                                                     ENDED               FOR THE PERIOD
                                                              FEBRUARY 28, 2003               ENDED
                                                                  (UNAUDITED)          AUGUST 31, 2002(1)
                                                              ------------------       ------------------
PER SHARE DATA
  Net asset value, beginning of period                        $            14.95       $            15.12
                                                              ------------------       ------------------

INVESTMENT OPERATIONS
  Net investment income                                                     0.28(2)                  0.42(2)
  Net gain on investments (both realized and unrealized)                    0.20                     0.40
                                                              ------------------       ------------------
      Total from investment operations                                      0.48                     0.82
                                                              ------------------       ------------------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                     (0.28)                   (0.44)
  Distributions from net realized gains                                    (0.42)                   (0.55)
                                                              ------------------       ------------------
      Total dividends and distributions                                    (0.70)                   (0.99)
                                                              ------------------       ------------------
NET ASSET VALUE, END OF PERIOD                                $            14.73       $            14.95
                                                              ==================       ==================
      Total return(3)                                                       3.30%                    5.82%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                    $              544       $              343
    Ratio of expenses to average net assets(4),(5)                          0.95%                    0.95%
    Ratio of net investment income to average net assets(5)                 3.80%                    3.78%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements(5)                               1.69%                    3.74%
  Portfolio turnover rate                                                     15%                      79%

(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Municipal Bond Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks high total return. The Fund was incorporated under the laws of the State of Maryland on July 31, 1998.

   The Fund is authorized to offer four classes of shares: Common Class, Institutional Class, Advisor Class and Class A shares, although only Common Class and Class A shares are being offered. Effective December 12, 2001, Common Class closed to new investors. Effective October 24, 2002 the Institutional Class of the Fund closed. Common Class shares of the Fund bear expenses paid pursuant to a distribution agreement at an annual rate of .25% of the average daily net assets of the Fund's outstanding Common Class shares. Class A shares are sold with a front-end sales charge of up to 3.00% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net assets of the Fund's Class A shares. In addition, the Common Class and Class A shares bear co-administration fees.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. The Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, equity investments are generally valued at the last reported bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's fair value.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds - Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities out on loan during the six months ended February 28, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

   H) ASSET CONCENTRATION There are certain risks arising from the Fund's concentration in New York municipal securities. Certain New York constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of New York municipal securities to pay principal and interest on their obligations.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of ..70% of the Fund's average daily net assets. For the six months ended February 28, 2003, investment advisory fees earned and voluntarily waived, and expenses reimbursed were as follows:

       GROSS                                    NET                  EXPENSE
   ADVISORY FEE           WAIVER            ADVISORY FEE          REIMBURSEMENTS
   ------------           ------            ------------          --------------
     $ 47,335           $ (47,335)              $ --                $ (64,084)

   During the period covered by this report, management determined that the Fund's advisory contract had lapsed due to an administrative error. CSAM has taken all necessary steps to remedy this error, including obtaining Board and shareholder approval of retention or payment of fees paid or payable to CSAM during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI") an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as the co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee for Common Class shares calculated at an annual rate of .05% of the first

$125 million in average daily net assets and .10% of the average daily net assets over $125 million. For Class A shares, CSAMSI receives a fee calculated at an annual rate of .10% of the average daily net assets. For the six months ended February 28, 2003, co-administrative services fees earned by CSAMSI were as follows:

           CLASS                           CO-ADMINISTRATIVE SERVICES FEE
           -----                           ------------------------------
           Common Class                               $ 3,010
           Class A                                        194
                                                      -------
                                                      $ 3,204

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds/Portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio.

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------        ---------------------------------
           First $5 billion                .050% of average daily net assets
           Next $5 billion                 .035% of average daily net assets
           Over $10 billion                .020% of average daily net assets

   For the six months ended February 28, 2003, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $6,720.

   In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor to the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class and Class A shares. For the six months ended February 28, 2003, distribution fees earned by CSAMSI for Common and Class A shares were $15,039 and $484, respectively.

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the six months ended February 28, 2003, the Fund reimbursed CSAM $3,125, which is included in the Fund's transfer agent expense.

   For the six months ended February 28, 2003, CSAMSI and its affiliates advised the Fund that they retained $4,106 from commissions earned on the sale of the Fund's shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended February 28, 2003, Merrill was paid $11,730 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At February 28, 2003, the Fund had no loans outstanding for the Fund under the Credit Facility. During the six months ended February 28, 2003, the Fund had borrowings under the Credit Facility as follows:

        AVERAGE DAILY          WEIGHTED AVERAGE           MAXIMUM DAILY
        LOAN BALANCE            INTEREST RATE%          LOAN OUTSTANDING
        -------------          ----------------         ----------------
          $ 110,000                 2.287%                 $ 301,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) were $2,156,833 and $2,023,124, respectively.

   At February 28, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and net unrealized appreciation (based on cost for federal income tax purposes) were $12,362,308, $1,219,119, $(565) and $1,218,554, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each class were as follows:

                                                                 COMMON CLASS
                                   ------------------------------------------------------------------------
                                        FOR THE SIX MONTHS ENDED                 FOR THE YEAR ENDED
                                      FEBRUARY 28, 2003 (UNAUDITED)                AUGUST 31, 2002
                                   ------------------------------------------------------------------------
                                        SHARES             VALUE              SHARES             VALUE
                                   ---------------    ---------------    ---------------    ---------------
Shares sold                                358,603    $     5,303,527            333,564    $     4,921,135
Shares issued in reinvestment
  of dividends and distributions            33,925            493,156             65,892            958,721
Shares redeemed                           (153,169)        (2,279,701)          (962,968)       (14,153,158)
                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                    239,359    $     3,516,982           (563,512)   $    (8,273,302)
                                   ===============    ===============    ===============    ===============

                                                              INSTITUTIONAL CLASS
                                   ------------------------------------------------------------------------
                                        FOR THE SIX MONTHS ENDED                 FOR THE YEAR ENDED
                                    FEBRUARY 28, 2003(1) (UNAUDITED)               AUGUST 31, 2002
                                   ------------------------------------------------------------------------
                                        SHARES             VALUE              SHARES              VALUE
                                   ---------------    ---------------    ---------------    ---------------
Shares sold                        $            --                 --    $            --    $            --
Shares issued in reinvestment
  of dividends and distributions               763             11,622             22,577            329,045
Shares redeemed                           (256,000)        (3,772,404)           (90,571)        (1,318,146)
                                   ---------------    ---------------    ---------------    ---------------
Net decrease                              (255,237)   $    (3,760,782)           (67,994)   $      (989,101)
                                   ===============    ===============    ===============    ===============

                                                                   CLASS A
                                   ------------------------------------------------------------------------
                                        FOR THE SIX MONTHS ENDED                 FOR THE PERIOD ENDED
                                      FEBRUARY 28, 2003 (UNAUDITED)               AUGUST 31, 2002(2)
                                   ------------------------------------------------------------------------
                                        SHARES             VALUE              SHARES             VALUE
                                   ---------------    ---------------    ---------------    ---------------
Shares sold                                 17,012    $       249,413             28,597    $       422,542
Shares issued in reinvestment
  of dividends and distributions               968             14,089                180              2,667
Shares redeemed                             (3,956)           (60,015)            (5,849)           (84,875)
                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                     14,024    $       203,487            (22,928)   $       340,334
                                   ===============    ===============    ===============    ===============

(1) Effective October 24, 2002, the Institutional Class shares ceased operations.
(2)  For the period November 30, 2001 (inception date) through August 31, 2002.

   On February 28, 2003, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

                                    NUMBER OF        APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS       OF OUTSTANDING SHARES
                                  ------------       ----------------------
           Common Class                3                       30%
           Class A                     5                       85%

   Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

CREDIT SUISSE MUNICIPAL BOND FUND
PRIVACY POLICY NOTICE

   We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

   In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

   We may collect nonpublic information about you from the following sources:

   - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

   - Information about your transactions with us, our affiliates, or others.

   We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

   We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

   NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF
CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

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[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSMBD-3-0203